SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           January 25, 2002
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                              ENVIRO RECOVERY, INC.
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               (Exact Name of Registrant as Specified in Charter)



            TEXAS                   000-29223                     33-0507697
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(State or Other Jurisdiction    (Commission File              (IRS Employer
    of Incorporation)                Number)                Identification No.)



2200 E. Lake Shore Drive, Ashland, Wisconsin                        54806
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code           715-685-9663
                                                    ----------------------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.            Bankruptcy or Receivership

         (a) On January 25, 2002, several creditors of Enviro-Recovery, Inc. and Superior Water Logged Lumber Company, Inc. filed involuntary petitions against each company under Chapter 11 of the United States Bankruptcy Code. The actions were filed at the United States Bankruptcy Court in the Western District of Wisconsin, located in Eau Claire, Wisconsin, Case Numbers 02-10456-11 (Enviro) and 92-10457-11 (Superior).



Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  None

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     February 1, 2002                      ENVIRO RECOVERY, INC.


                                                 By:   /s/ Jeffrey Ivan Schwartz
                                                    ----------------------------
                                                    Jeffrey Ivan Schwartz
                                                    Chief Financial Officer